4th Quarter 2015 Statistical Supplement

Table of Contents

DUKE ENERGY CORPORATION (Unaudited)		DUKE ENERGY MONEYPOOL SUPPLEMENT (Unaudited)
3	Consolidating Statements of Operations	14	Schedule of Moneypool Balances
5	Consolidating Balance Sheets
		Non-GAAP Disclosures (Unaudited)
REGULATED UTILITIES (Unaudited)		15	Adjusted to Reported Earnings Reconciliations
7	Consolidating Segment Income	17	Non-GAAP Financial Measures
9	Consolidating Balance Sheets
11	Revenues by Customer Class

DUKE ENERGY OHIO SUPPLEMENT (Unaudited)
12	Consolidating Statements of Operations

This Statistical Supplement should be read in conjunction with Duke Energy's Annual Report on Form 10-K for the year ended December 31, 2015.

DUKE ENERGY CORPORATION
Consolidating Statements of Operations
(Unaudited)

	Twelve Months Ended December 31, 2015
(in millions)	Regulated Utilities	International Energy	Commercial Portfolio	Other	Eliminations / Adjustments	Duke Energy
Operating Revenues
Regulated electric	$21,521	$—	$—	$4	$(146)	$21,379
Nonregulated electric and other	—	1,088	301	119	36	1,544
Regulated natural gas	541	—	—	—	(5)	536
Total operating revenues	22,062	1,088	301	123	(115)	23,459
Operating Expenses
Fuel used in electric generation and purchased power - regulated	7,308	—	—	—	—	7,308
Fuel used in electric generation and purchased power - nonregulated	—	306	14	34	—	354
Cost of natural gas	141	53	—	—	1	195
Operation, maintenance and other	5,260	333	216	173	(111)	5,871
Depreciation and amortization	2,814	92	104	134	—	3,144
Property and other taxes	1,074	7	19	35	—	1,135
Impairment charges(a)	101	14	—	6	(1)	120
Total operating expenses	16,698	805	353	382	(111)	18,127
Gains on Sales of Other Assets and Other, net	11	6	1	17	—	35
Operating Income (Loss)	5,375	289	(51)	(242)	(4)	5,367
Other Income and Expenses, net(b)	262	101	6	20	(6)	383
Interest Expense	1,097	85	44	393	(6)	1,613
Income (Loss) from Continuing Operations Before Income Taxes	4,540	305	(89)	(615)	(4)	4,137
Income Tax Expense (Benefit) from Continuing Operations(c)	1,647	74	(92)	(303)	—	1,326
Income (Loss) from Continuing Operations	2,893	231	3	(312)	(4)	2,811
Less: Net Income (Loss) Attributable to Noncontrolling Interest	—	6	(1)	10	—	15
Segment Income / Other Net Expense	$2,893	$225	$4	$(322)	$(4)	$2,796
Income from Discontinued Operations, net of tax(d)						20
Net Income Attributable to Duke Energy Corporation						$2,816

Segment Income / Other Net Expense	$2,893	$225	$4	$(322)	$(4)	$2,796
Special Items, Economic Hedges, and Discontinued Operations	79	—	136	137	4	356
Adjusted Earnings(e)	$2,972	$225	$140	$(185)	$—	$3,152

(a)	Regulated Utilities includes a pretax charge of $88 million related to the Edwardsport settlement.

(b)	International Energy includes Equity in earnings of unconsolidated affiliates of $74 million, net of tax.

(c)	The amount for Commercial Portfolio includes a tax charge of $41 million resulting from the completion of the sale of the nonregulated Midwest generation business.

(d)	Includes the after-tax charge of $53 million for the litigation reserve related to a settlement agreement reached in a lawsuit related to the nonregulated Midwest generation business.

(e)	See page 15 for a detailed reconciliation of Segment Income / Other Net Expense to Adjusted Earnings.

DUKE ENERGY CORPORATION
Consolidating Statements of Operations
(Unaudited)

	Twelve Months Ended December 31, 2014
(in millions)	Regulated Utilities	International Energy	Commercial Portfolio	Other	Eliminations / Adjustments	Duke Energy
Operating Revenues
Regulated electric	$21,693	$—	$—	$(2)	$(141)	$21,550
Nonregulated electric and other	—	1,417	255	107	23	1,802
Regulated natural gas	578	—	—	—	(5)	573
Total operating revenues	22,271	1,417	255	105	(123)	23,925
Operating Expenses
Fuel used in electric generation and purchased power - regulated	7,686	—	—	—	—	7,686
Fuel used in electric generation and purchased power - nonregulated	—	486	24	26	(3)	533
Cost of natural gas	185	63	—	—	—	248
Operation, maintenance and other(a)	5,205	352	212	197	(110)	5,856
Depreciation and amortization	2,759	97	92	118	—	3,066
Property and other taxes	1,189	9	19	(4)	—	1,213
Impairment charges(b)	2	—	94	(15)	—	81
Total operating expenses	17,026	1,007	441	322	(113)	18,683
Gains on Sales of Other Assets and Other, net	4	6	—	6	—	16
Operating Income (Loss)	5,249	416	(186)	(211)	(10)	5,258
Other Income and Expenses, net(c)	267	190	18	45	(22)	498
Interest Expense	1,093	93	58	400	(22)	1,622
Income (Loss) from Continuing Operations Before Income Taxes	4,423	513	(226)	(566)	(10)	4,134
Income Tax Expense (Benefit) from Continuing Operations(d)	1,628	449	(171)	(237)	—	1,669
Income (Loss) from Continuing Operations	2,795	64	(55)	(329)	(10)	2,465
Less: Net Income Attributable to Noncontrolling Interest	—	9	—	5	—	14
Segment Income (Loss) / Other Net Expense	$2,795	$55	$(55)	$(334)	$(10)	$2,451
Loss from Discontinued Operations, Net of tax						(568)
Net Income Attributable to Duke Energy Corporation						$1,883

Segment Income (Loss) / Other Net Expense	$2,795	$55	$(55)	$(334)	$(10)	$2,451
Special Items, Economic Hedges, and Discontinued Operations	102	373	164	118	10	767
Adjusted Earnings(e)	$2,897	$428	$109	$(216)	$—	$3,218

(a)
Regulated Utilities includes a ligation reserve of $102 million related to the federal grand jury investigation of the February 2014 Dan River coal ash spill and ash basin operations at other North Carolina coal plants.

(b)	The amount for Commercial Portfolio includes an impairment taken related to OVEC.

(c)	International Energy includes Equity in earnings of unconsolidated affiliates of $120 million, net of tax.

(d)	International Energy includes a tax adjustment of $373 million related to a dividend declaration of historical undistributed earnings.

(e)	See page 16 for a detailed reconciliation of Segment Income (Loss) / Other Net Expense to Adjusted Earnings.

DUKE ENERGY CORPORATION
Consolidating Balance Sheets - Assets
(Unaudited)

	December 31, 2015
(in millions)	Regulated Utilities	International Energy	Commercial Portfolio	Other	Eliminations / Adjustments	Duke Energy
Current Assets
Cash and cash equivalents	$67	$534	$18	$238	$—	$857
Receivables, net	453	197	5	48	—	703
Restricted receivables of variable interest entities, net	1,708	—	20	20	—	1,748
Receivables from affiliated companies	117	—	527	3,876	(4,520)	—
Notes receivable from affiliated companies	103	—	—	1,132	(1,235)	—
Inventory	3,703	65	18	24	—	3,810
Regulatory assets	795	—	—	82	—	877
Other	383	51	118	(225)	—	327
Total current assets	7,329	847	706	5,195	(5,755)	8,322
Investments and Other Assets
Investments in equity method unconsolidated affiliates	2	39	433	25	—	499
Investments and advances (from) to subsidiaries	(53)	(23)	(63)	49,810	(49,671)	—
Nuclear decommissioning trust funds	5,825	—	—	—	—	5,825
Goodwill	15,950	270	122	—	1	16,343
Other	1,970	185	124	1,237	(474)	3,042
Total investments and other assets	23,694	471	616	51,072	(50,144)	25,709
Property, Plant and Equipment
Cost	104,684	2,860	3,591	1,691	—	112,826
Accumulated depreciation and amortization	(35,374)	(930)	(439)	(922)	—	(37,665)
Generation facilities to be retired, net	548	—	—	—	—	548
Net property, plant and equipment	69,858	1,930	3,152	769	—	75,709
Regulatory Assets and Deferred Debits
Regulatory assets	10,834	—	—	539	—	11,373
Other	13	—	—	30	—	43
Total regulatory assets and deferred debits	10,847	—	—	569	—	11,416
Total Assets	111,728	3,248	4,474	57,605	(55,899)	121,156
Segment reclassifications, intercompany balances and other	(166)	23	(464)	(55,480)	56,087	—
Reportable Segment Assets	$111,562	$3,271	$4,010	$2,125	$188	$121,156

DUKE ENERGY CORPORATION
Consolidating Balance Sheets - Liabilities and Equity
(Unaudited)

	December 31, 2015
(in millions)	Regulated Utilities	International Energy	Commercial Portfolio	Other	Eliminations / Adjustments	Duke Energy
Current Liabilities
Accounts payable	$1,867	$51	$106	$376	$—	$2,400
Accounts payable to affiliated companies	3,255	971	77	119	(4,422)	—
Notes payable to affiliated companies	981	—	—	103	(1,084)	—
Notes payable and commercial paper	—	—	—	3,633	—	3,633
Taxes accrued	419	66	(212)	75	—	348
Interest accrued	307	19	—	104	—	430
Current maturities of long-term debt	1,101	48	108	817	—	2,074
Regulatory liabilities	400	—	—	—	—	400
Other	1,552	109	39	515	(100)	2,115
Total current liabilities	9,882	1,264	118	5,742	(5,606)	11,400
Long-Term Debt	25,152	653	968	10,722	—	37,495
Long-Term Debt Payable to Affiliated Companies	625	—	—	—	(625)	—
Deferred Credits and Other Liabilities
Deferred income taxes	14,767	(565)	360	(1,857)	—	12,705
Investment tax credits	472	—	—	—	—	472
Accrued pension and other post-retirement benefit costs	688	1	—	399	—	1,088
Asset retirement obligations	10,185	15	63	1	—	10,264
Regulatory liabilities	6,189	—	—	66	—	6,255
Other	1,033	74	254	345	—	1,706
Total deferred credits and other liabilities	33,334	(475)	677	(1,046)	—	32,490
Equity
Total Duke Energy Corporation stockholders' equity	42,735	1,769	2,702	42,203	(49,682)	39,727
Noncontrolling interests	—	37	9	(16)	14	44
Total equity(a)	42,735	1,806	2,711	42,187	(49,668)	39,771
Total Liabilities and Equity	111,728	3,248	4,474	57,605	(55,899)	121,156
Segment reclassifications, intercompany balances and other	(166)	23	(464)	(55,480)	56,087	—
Reportable Segment Liabilities and Equity	$111,562	$3,271	$4,010	$2,125	$188	$121,156

(a)
As of December 31, 2015, the International Energy segment had a carrying value of approximately $2.7 billion, adjusted to include the cumulative foreign currency translation losses currently classified as accumulated other comprehensive income.

REGULATED UTILITIES
Consolidating Segment Income
(Unaudited)

	Twelve Months Ended December 31, 2015
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Kentucky	Duke Energy Indiana	Eliminations / Adjustments	Regulated Utilities
Operating Revenues
Regulated electric	$7,229	$5,290	$4,977	$973	$359	$2,890	$(197)	$21,521
Regulated natural gas	—	—	—	438	103	—	—	541
Total operating revenues	7,229	5,290	4,977	1,411	462	2,890	(197)	22,062
Operating Expenses							—
Fuel used in electric generation and purchased power	1,881	2,029	2,195	303	143	982	(225)	7,308
Cost of natural gas	—	—	—	99	42	—	—	141
Operation, maintenance and other	1,923	1,402	810	315	133	666	11	5,260
Depreciation and amortization	1,044	643	473	182	44	434	(6)	2,814
Property and other taxes	269	140	352	241	13	61	(2)	1,074
Impairment charges(b)	1	5	7	—	—	88	—	101
Total operating expenses	5,118	4,219	3,837	1,140	375	2,231	(222)	16,698
(Losses) Gains on Sales of Other Assets and Other, net	(1)	3	—	8	—	1	—	11
Operating Income	2,110	1,074	1,140	279	87	660	25	5,375
Other Income and Expenses, net(c)	160	71	24	7	1	11	(12)	262
Interest Expense	412	235	198	64	14	176	(2)	1,097
Income from Continuing Operations Before Income Taxes	1,858	910	966	222	74	495	15	4,540
Income Tax Expense	682	312	351	77	28	169	28	1,647
Segment Income	$1,176	$598	$615	$145	$46	$326	$(13)	$2,893
Special Items	12	5	1	1	—	60	—	79
Adjusted Earnings(d)	$1,188	$603	$616	$146	$46	$386	$(13)	$2,972

(a)	Amounts exclude results from the wholly owned subsidiary, Duke Energy Kentucky.

(b)	The amount for Duke Energy Indiana relates to the Edwardsport settlement.

(c)
Includes an equity component of allowance for funds used during construction of $96 million for Duke Energy Carolinas, $47 million for Duke Energy Progress, $7 million for Duke Energy Florida, $3 million for Duke Energy Ohio, and $11 million for Duke Energy Indiana.

(d)	See page 15 for a detailed reconciliation of Regulated Utilities Segment Income to Adjusted Earnings.

REGULATED UTILITIES
Consolidating Segment Income
(Unaudited)

	Twelve Months Ended December 31, 2014
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Kentucky	Duke Energy Indiana	Eliminations /Adjustments	Regulated Utilities
Operating Revenues
Regulated electric	$7,356	$5,176	$4,975	$947	$369	$3,175	$(305)	$21,693
Regulated natural gas	—	—	—	454	124	—	—	578
Total operating revenues	7,356	5,176	4,975	1,401	493	3,175	(305)	22,271
Operating Expenses
Fuel used in electric generation and purchased power	2,118	2,025	2,158	287	172	1,259	(333)	7,686
Cost of natural gas	—	—	—	125	60	—	—	185
Operation, maintenance and other(b)	1,890	1,413	819	287	133	652	11	5,205
Depreciation and amortization	1,009	582	545	167	44	413	(1)	2,759
Property and other taxes	316	174	343	216	14	128	(2)	1,189
Impairment charges	—	—	2	—	—	—	—	2
Total operating expenses	5,333	4,194	3,867	1,082	423	2,452	(325)	17,026
Gains on Sales of Other Assets and Other, net	—	3	1	1	—	—	(1)	4
Operating Income	2,023	985	1,109	320	70	723	19	5,249
Other Income and Expenses, net(c)	172	51	20	8	2	22	(8)	267
Interest Expense	407	234	201	65	16	171	(1)	1,093
Income from Continuing Operations Before Income Taxes	1,788	802	928	263	56	574	12	4,423
Income Tax Expense	637	304	361	96	21	204	5	1,628
Segment Income	$1,151	$498	$567	$167	$35	$370	$7	$2,795
Special Items	72	30	—	—	—	—	—	102
Adjusted Earnings(d)	$1,223	$528	$567	$167	$35	$370	$7	$2,897

(a)	Amounts exclude results from the wholly owned subsidiary, Duke Energy Kentucky.

(b)
Duke Energy Carolinas and Duke Energy Progress include $72 million and $30 million, respectively related to the federal grand jury investigation of the February 2014 Dan River coal ash release and ash basin operations at other North Carolina coal plants.

(c)	Includes an equity component of allowance for funds used during construction of $91 million for Duke Energy Carolinas, $25 million for Duke Energy Progress,

$4 million for Duke Energy Ohio, and $14 million for Duke Energy Indiana.

(d)	See page 16 for a detailed reconciliation of Regulated Utilities Segment Income to Adjusted Earnings.

REGULATED UTILITIES
Consolidating Balance Sheets - Assets
(Unaudited)

	December 31, 2015
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Kentucky	Duke Energy Indiana	Eliminations / Adjustments(b)	Regulated Utilities
Current Assets
Cash and cash equivalents	$13	$15	$8	$13	$9	$9	$—	$67
Receivables, net	142	87	60	59	5	96	4	453
Restricted receivables of variable interest entities, net	596	349	308	—	—	—	455	1,708
Receivables from affiliated companies	113	16	85	19	11	29	(156)	117
Notes receivable from affiliated companies	163	—	—	—	—	83	(143)	103
Inventory	1,276	1,088	663	61	44	570	1	3,703
Regulatory assets	305	264	98	17	9	102	—	795
Other	95	113	39	60	38	15	23	383
Total current assets	2,703	1,932	1,261	229	116	904	184	7,329
Investments and Other Assets
Investments in equity method unconsolidated affiliates	—	—	2	—	—	—	—	2
Investments and advances from subsidiaries	(48)	2	(3)	(1)	—	—	(3)	(53)
Nuclear decommissioning trust funds	3,050	2,035	740	—	—	—	—	5,825
Goodwill	—	—	—	920	—	—	15,030	15,950
Other	999	485	289	27	6	209	(45)	1,970
Total investments and other assets	4,001	2,522	1,028	946	6	209	14,982	23,694
Property, Plant and Equipment
Cost	39,398	27,313	15,343	5,670	2,080	14,007	873	104,684
Accumulated depreciation and amortization	(13,521)	(10,141)	(4,720)	(1,583)	(924)	(4,484)	(1)	(35,374)
Generation facilities to be retired, net	—	548	—	—	—	—	—	548
Net property, plant and equipment	25,877	17,720	10,623	4,087	1,156	9,523	872	69,858
Regulatory Assets and Deferred Debits
Regulatory assets	2,766	2,667	2,725	445	62	716	1,453	10,834
Other	4	3	2	2	—	2	—	13
Total regulatory assets and deferred debits	2,770	2,670	2,727	447	62	718	1,453	10,847
Total Assets	35,351	24,844	15,639	5,709	1,340	11,354	17,491	111,728
Intercompany balances and other	(94)	(140)	(105)	(19)	—	(38)	230	(166)
Reportable Segment Assets	$35,257	$24,704	$15,534	$5,690	$1,340	$11,316	$17,721	$111,562

(a)	Excludes the balances of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes the elimination of intercompany balances, purchase accounting adjustments and restricted receivables related to Cinergy Receivables Company.

REGULATED UTILITIES
Consolidating Balance Sheets - Liabilities and Equity
(Unaudited)

	December 31, 2015
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Kentucky	Duke Energy Indiana	Eliminations / Adjustments(b)	Regulated Utilities
Current Liabilities
Accounts payable	$753	$399	$322	$176	$26	$189	$2	$1,867
Accounts payable to affiliated companies	137	162	106	14	14	35	2,787	3,255
Notes payable to affiliated companies	—	209	813	47	56	—	(144)	981
Taxes accrued	25	15	139	137	11	92	—	419
Interest accrued	95	96	43	15	3	56	(1)	307
Current maturities of long-term debt	356	2	13	4	102	547	77	1,101
Regulatory liabilities	39	85	200	9	3	62	2	400
Other	519	412	452	54	18	97	—	1,552
Total current liabilities	1,924	1,380	2,088	456	233	1,078	2,723	9,882
Long-Term Debt	7,711	6,366	4,253	1,274	193	3,071	2,284	25,152
Long-Term Debt Payable to Affiliated Companies	300	150	—	—	25	150	—	625
Deferred Credits and Other Liabilities
Deferred income taxes	6,163	3,005	2,478	1,133	290	1,657	41	14,767
Investment tax credits	199	132	—	3	1	138	(1)	472
Accrued pension and other post-retirement benefit costs	107	262	242	42	12	80	(57)	688
Asset retirement obligations	3,918	4,567	802	21	104	525	248	10,185
Regulatory liabilities	2,802	1,878	509	192	53	754	1	6,189
Other	621	45	146	137	25	65	(6)	1,033
Total deferred credits and other liabilities	13,810	9,889	4,177	1,528	485	3,219	226	33,334
Equity	11,606	7,059	5,121	2,451	404	3,836	12,258	42,735
Total Liabilities and Equity	35,351	24,844	15,639	5,709	1,340	11,354	17,491	111,728
Intercompany balances and other	(94)	(140)	(105)	(19)	—	(38)	230	(166)
Reportable Segment Liabilities and Equity	$35,257	$24,704	$15,534	$5,690	$1,340	$11,316	$17,721	$111,562

(a)	Excludes the balances of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes the elimination of intercompany balances and purchase accounting adjustments.

REGULATED UTILITIES
Revenues By Customer Class
(Unaudited)

	December 31, 2015
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Kentucky	Duke Energy Indiana	Eliminations / Adjustments	Regulated Utilities
Regulated Electric Revenues
Residential	$2,991	$1,943	$2,651	$590	$125	$991	$—	$9,291
General service	2,276	1,339	1,546	299	134	734	—	6,328
Industrial	1,319	664	294	62	53	734	—	3,126
Wholesale	415	1,005	234	—	37	312	—	2,003
Change in unbilled	(15)	(15)	(12)	1	(1)	(15)	—	(57)
Other revenues	243	354	264	21	11	134	(197)	830
Total Revenues	$7,229	$5,290	$4,977	$973	$359	$2,890	$(197)	$21,521

Regulated Natural Gas Revenues
Residential	$—	$—	$—	$292	$70	$—	$—	$362
General service	—	—	—	120	28	—	—	148
Industrial	—	—	—	16	5	—	—	21
Change in unbilled	—	—	—	(4)	(1)	—	—	(5)
Other revenues	—	—	—	14	1	—	—	15
Total Revenues	$—	$—	$—	$438	$103	$—	$—	$541

	December 31, 2014
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Kentucky	Duke Energy Indiana	Eliminations / Adjustments	Regulated Utilities
Regulated Electric Revenues
Residential	$2,951	$1,913	$2,628	$573	$134	$1,087	$—	$9,286
General service	2,271	1,310	1,573	295	144	811	—	6,404
Industrial	1,267	668	300	56	60	832	—	3,183
Wholesale	385	911	210	—	20	321	—	1,847
Change in unbilled	(27)	(1)	13	(4)	(1)	(9)	—	(29)
Other revenues	509	375	251	27	12	133	(305)	1,002
Total Revenues	$7,356	$5,176	$4,975	$947	$369	$3,175	$(305)	$21,693

Regulated Natural Gas Revenues
Residential	$—	$—	$—	$299	$81	$—	$—	$380
General service	—	—	—	119	35	—	—	154
Industrial	—	—	—	17	5	—	—	22
Change in unbilled	—	—	—	(4)	(1)	—	—	(5)
Other revenues	—	—	—	23	4	—	—	27
Total Revenues	$—	$—	$—	$454	$124	$—	$—	$578
(a)    Amounts exclude results from the wholly owned subsidiary, Duke Energy Kentucky.

DUKE ENERGY OHIO SUPPLEMENT
Consolidating Statements of Operations
(Unaudited)

	Twelve Months Ended December 31, 2015
	Regulated Utilities		Commercial Portfolio(a)	Other	Eliminations	Duke Energy Ohio
(in millions)	Ohio Transmission & Distribution	Duke Energy Kentucky
Operating Revenues
Regulated electric	$973	$359	$—	$—	$(1)	$1,331
Nonregulated electric and other	—	—	14	19	—	33
Regulated natural gas	438	103	—	—	—	541
Total operating revenues	1,411	462	14	19	(1)	1,905
Operating Expenses
Fuel used in electric generation and purchased power - regulated	303	143	—	—	—	446
Fuel used in electric generation and purchased power - nonregulated	—	—	14	33	—	47
Cost of natural gas	99	42	—	—	—	141
Operation, maintenance and other	315	133	12	35	—	495
Depreciation and amortization	182	44	—	1	—	227
Property and other taxes	241	13	1	(1)	—	254
Total operating expenses	1,140	375	27	68	—	1,610
Gain on Sales of Other Assets and Other, net	8	—	—	—	—	8
Operating Income (Loss)	279	87	(13)	(49)	(1)	303
Other Income and Expenses, net	7	1	—	(2)	—	6
Interest Expense	64	14	—	1	—	79
Income (Loss) from Continuing Operations Before Income Taxes	222	74	(13)	(52)	(1)	230
Income Tax Expense (Benefit) from Continuing Operations	77	28	(5)	(19)	—	81
Segment Income (Loss) / Other Net Expense	$145	$46	$(8)	$(33)	$(1)	$149
Income from Discontinued Operations, net of tax (b)						23
Net Income						$172

(a)
Subsequent to the sale of the nonregulated Midwest generation business, beginning in the second quarter of 2015, all Duke Energy Ohio results of operations are presented in Regulated Utilities and Other.

(b)	Includes the after-tax charge of $53 million for the litigation reserve related to a settlement agreement reached in a lawsuit related to the nonregulated Midwest generation business.

DUKE ENERGY OHIO SUPPLEMENT
Consolidating Statements of Operations
(Unaudited)

	Twelve Months Ended December 31, 2014
	Regulated Utilities		Commercial Portfolio	Other	Duke Energy Ohio
(in millions)	Ohio Transmission & Distribution	Duke Energy Kentucky
Operating Revenues
Regulated electric	$947	$369	$—	$—	$1,316
Nonregulated electric and other	—	—	19	—	19
Regulated natural gas	454	124	—	—	578
Total operating revenues	1,401	493	19	—	1,913
Operating Expenses
Fuel used in electric generation and purchased power - regulated	287	172	—	—	459
Fuel used in electric generation and purchased power - nonregulated	—	—	25	—	25
Cost of natural gas	125	60	—	—	185
Operation, maintenance and other	287	133	78	18	516
Depreciation and amortization	167	44	2	1	214
Property and other taxes	216	14	3	1	234
Impairment charges(a)	—	—	94	—	94
Total operating expenses	1,082	423	202	20	1,727
Gain on Sales of Other Assets and Other, net	1	—	—	—	1
Operating Income (Loss)	320	70	(183)	(20)	187
Other Income and Expenses, net	8	2	—	—	10
Interest Expense	65	16	5	—	86
Income (Loss) from Continuing Operations before Income Taxes	263	56	(188)	(20)	111
Income Tax Expense (Benefit) from Continuing Operations	96	21	(67)	(7)	43
Segment Income (Loss) / Other Net Expense	$167	$35	$(121)	$(13)	$68
Loss from Discontinued Operations, net of tax					(563)
Net Loss					$(495)

(a)	The amount for Commercial Portfolio includes an impairment charge related to OVEC.

DUKE ENERGY MONEYPOOL SUPPLEMENT
Schedule of Moneypool Balances
(Unaudited)

	December 31, 2015
(in millions)	Duke Energy(a)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(b)	Duke Energy Kentucky	Duke Energy Indiana	Consolidated
Moneypool lendings (borrowings) of commercial paper(c)	$1,607	$(300)	$(333)	$(709)	$(41)	$(74)	$(150)	$—
Moneypool (borrowings) lendings(d)	(102)	163	(27)	(104)	(6)	(7)	83	—

(a)	Duke Energy only includes Duke Energy Corporation (the Parent) and Duke Energy Business Services (DEBS).

(b)	Excludes amounts of from the wholly owned subsidiary, Duke Energy Kentucky.

(c)	Duke Energy issues commercial paper and loans a portion of the proceeds through the moneypool to the Subsidiary Public Utilities.

(d)
Duke Energy participates in a moneypool arrangement with the Subsidiary Public Utilities. Under the arrangement, short-term loans may be provided to affiliates. The Parent may loan funds through the moneypool but is prohibited from borrowing funds. DEBS is permitted to both borrow and loan funds into the moneypool. Borrowings presented for Duke Energy are borrowed by DEBS.

DUKE ENERGY CORPORATION
ADJUSTED TO REPORTED EARNINGS RECONCILIATION
Twelve Months Ended December 31, 2015
(Dollars in millions, except per-share amounts)

		Special Items
	Adjusted Earnings	Costs to Achieve, Mergers		Edwardsport Settlement		Midwest Generation Operations		Ash Basin Settlement and Penalties		Cost Savings Initiatives		Discontinued Operations		Total Adjustments	Reported Earnings
SEGMENT INCOME

Regulated Utilities	$2,972	$—		$(58)	B	$—		$(11)	D	$(10)	E	$—		$(79)	$2,893

International Energy	225	—		—		—		—		—		—		—	225

Commercial Portfolio	140	—		—		(94)	C	—		(1)	F	(41)	H	(136)	4

Total Reportable Segment Income	3,337	—		(58)		(94)		(11)		(11)		(41)		(215)	3,122

Other	(185)	(60)	A	—		—		—		(77)	G	—		(137)	(322)

Intercompany Eliminations	—	—		—		—		—		—		(4)	I	(4)	(4)

Total Reportable Segment Income and Other Net Expense	3,152	(60)		(58)		(94)		(11)		(88)		(45)		(356)	2,796

Discontinued Operations	—	—		—		94	C	—		—		(74)	J	20	20

Net Income Attributable to Duke Energy Corporation	$3,152	$(60)		$(58)		$—		$(11)		$(88)		$(119)		$(336)	$2,816

EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, BASIC	$4.54	$(0.09)		$(0.08)		$—		$(0.02)		$(0.13)		$(0.17)		$(0.49)	$4.05

EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, DILUTED	$4.54	$(0.09)		$(0.08)		$—		$(0.02)		$(0.13)		$(0.17)		$(0.49)	$4.05

A - Net of $37 million tax benefit. Recorded within Operating Expenses and Interest Expenses on the Consolidated Statements of Operations.
B - Net of $35 million tax benefit. $88 million recorded within Impairment charges and $5 million recorded within Other income and expenses, net on the Duke Energy Indiana Consolidated Statements of Operations.
C - Operating results of the nonregulated Midwest generation business that had been classified from discontinued operations after adjustment for special items and economic hedges (net of $53 million tax benefit).
D - Net of $3 million tax benefit. Recorded within Operation, maintenance and other on the Consolidated Statements of Operations. Includes $8 million and $6 million at Duke Energy Carolinas and Duke Energy Progress, respectively.
E - Net of $6 million tax benefit. Primarily consists of severance costs recorded within Operation, maintenance and other on the Consolidated Statements of Operations. Includes $7 million at Duke Energy Carolinas, $4 million at Duke Energy Progress, $2 million at Duke Energy Florida, $1 million at Duke Energy Ohio and $2 million at Duke Energy Indiana.
F - Net of $1 million tax benefit. Primarily consists of severance costs recorded within Operation, maintenance and other on the Consolidated Statements of Operations.
G - Net of $47 million tax benefit. Primarily consists of severance costs recorded within Operation, maintenance and other on the Consolidated Statements of Operations.
H - State tax expense resulting from the completion of the sale of the nonregulated Midwest generation business.
I - Reverses the impact on eliminations of classifying the nonregulated Midwest generation business as discontinued operations.
J - Recorded in Income (Loss) From Discontinued Operations, net of tax on the Consolidated Statements of Operations, and includes the impact of a litigation reserve related to the nonregulated Midwest generation business.

Weighted Average Shares (reported and adjusted) - in millions
Basic            694
Diluted            694

DUKE ENERGY CORPORATION
ADJUSTED TO REPORTED EARNINGS RECONCILIATION
Twelve Months Ended December 31, 2014
(Dollars in millions, except per-share amounts)

		Special Items
	Adjusted Earnings	Costs to Achieve, Progress Merger		Asset Impairment		Midwest Generation Operations		Litigation Reserve		Asset Sales		International Tax Adjustment		Economic Hedges (Mark-to-Market) *		Discontinued Operations		Total Adjustments	Reported Earnings
SEGMENT INCOME

Regulated Utilities	$2,897	$—		$—		$—		$(102)	J	$—		$—		$—		$—		$(102)	$2,795

International Energy	428	—		—		—		—		—		(373)	H	—		—		(373)	55

Commercial Portfolio	109	—		(59)	F	(114)	C	—		—		—		(6)	B	15	I	(164)	(55)

Total Reportable Segment Income	3,434	—		(59)		(114)		(102)		—		(373)		(6)		15		(639)	2,795

Other	(216)	(127)	A	—		—		—		9	E	—		—		—		(118)	(334)

Intercompany Eliminations	—	—		—		—		—		—		—		—		(10)	G	(10)	(10)

Total Reportable Segment Income and Other Net Expense	3,218	(127)		(59)		(114)		(102)		9		(373)		(6)		5		(767)	2,451

Discontinued Operations	—	—		—		114	C	—		—		—		—		(682)	D	(568)	(568)

Net Income Attributable to Duke Energy Corporation	$3,218	$(127)		$(59)		$—		$(102)		$9		$(373)		$(6)		$(677)		$(1,335)	$1,883

EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, BASIC	$4.55	$(0.18)		$(0.08)		$—		$(0.14)		$0.01		$(0.53)		$(0.01)		$(0.96)		$(1.89)	$2.66

EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, DILUTED	$4.55	$(0.18)		$(0.08)		$—		$(0.14)		$0.01		$(0.53)		$(0.01)		$(0.96)		$(1.89)	$2.66

A - Net of $78 million tax benefit. $5 million recorded as a decrease in Operating Revenues, $198 million recorded within Operating Expenses and $2 million recorded within Interest Expense on the Consolidated Statements of Operations.
B - Net of $3 million tax benefit. Recorded within Operating Revenues on the Consolidated Statements of Operations.
C - Midwest Generation Operations reclassifies the operating results of the nonregulated Midwest generation business that had been classified as discontinued operations after adjustment for special items and economic hedges from discontinued operations to the Commercial Power segment (net of $71 million tax benefit).
D - Recorded in Income (loss) From Discontinued Operations, net of tax on the Consolidated Statements of Operations. Includes the impairment of the nonregulated Midwest generation business, the mark-to-market of economic hedges of the nonregulated Midwest generation business and certain costs associated with a contract settlement.
E - Net of $5 million tax expense. Recorded in Other Income and Expenses on the Consolidated Statements of Operations.
F - Net of $35 million tax benefit. Recorded in impairment charges on the Consolidated Statements of Operations.
G - Reverses the impact on eliminations of classifying the nonregulated Midwest generation business as discontinued operations.
H - Deferred tax impact resulting from the decision to repatriate International Energy's historic undistributed foreign earnings, included within Income Tax Expense on the Consolidated Statement of Operations.
I - State tax benefit resulting from the planned disposition of the nonregulated Midwest generation business.
J - Recorded within Operating, maintenance and other (Operating Expenses) on the Consolidated Statements of Operations.

Weighted Average Shares (reported and adjusted) - in millions
Basic            707
Diluted            707

* Mark-to-market adjustments reflect the impact of derivative contracts, which are used in Duke Energy’s hedging of a portion of the economic value of its generation assets in the Commercial Portfolio segment and also relate to existing derivative positions that may have tenors beyond the planned disposal date of the nonregulated Midwest generation business. The mark-to-market impact of derivative contracts is recognized in GAAP earnings immediately as such derivative contracts do not qualify for hedge accounting or regulatory treatment. The economic value of generation assets is subject to fluctuations in fair value due to market price volatility of input and output commodities (e.g. coal, electricity, natural gas). Economic hedging involves both purchases and sales of those input and output commodities related to generation assets. Operations of the generation assets are accounted for under the accrual method. Management believes excluding impacts of mark-to-market changes of the derivative contracts from adjusted earnings until settlement better matches the financial impacts of the derivative contract with the portion of economic value of the underlying hedged asset. However, due to the divestiture of the nonregulated Midwest generation business as mentioned above, certain derivative positions have tenors beyond the planned disposal date of these assets. As such, management has excluded settlements of these derivative positions from adjusted diluted EPS as these realized gains and losses more closely relate to the loss on disposal of these assets. Management believes that the presentation of adjusted diluted EPS Attributable to Duke Energy Corporation provides useful information to investors, as it provides them an additional relevant comparison of Duke Energy Corporation's performance across periods.

DUKE ENERGY CORPORATION
Non-GAAP Financial Measures

Management evaluates financial performance in part based on the non-GAAP financial measures, adjusted earnings and adjusted diluted earnings per share (EPS). These items are measured as income from continuing operations net of income (loss) attributable to non-controlling interests, adjusted for the dollar and per-share impact of mark-to-market impacts of economic hedges in the Commercial Portfolio segment and special items including the operating results of the Midwest Generation business (Disposal Group) classified as discontinued operations for GAAP purposes. Special items represent certain charges and credits, which management believes will not be recurring on a regular basis, although it is reasonably possible such charges and credits could recur. Operating results of the Disposal Group sold to Dynegy are reported as discontinued operations, including a portion of the mark-to-market adjustments associated with derivative contracts. Management believes that including the operating results of the Disposal Group reported as discontinued operations better reflects its financial performance and therefore has included these results in adjusted earnings and adjusted diluted EPS prior to the sale of the Disposal Group. Additionally, as a result of completing the sale of the Disposal Group during the second quarter of 2015, state income tax expense increased as state income tax apportionments changed. The additional tax expense was recognized in Continuing Operations on a GAAP basis. This impact to state income taxes has been excluded from the Commercial Portfolio segment for adjusted diluted EPS purposes as management believes these impacts are incidental to the sale of the Disposal Group. Derivative contracts are used in Duke Energy’s hedging of a portion of the economic value of its generation assets in the Commercial Portfolio segment. The mark-to-market impact of derivative contracts is recognized in GAAP earnings immediately and, if associated with the Disposal Group, classified as discontinued operations, as such derivative contracts do not qualify for hedge accounting or regulatory treatment. The economic value of generation assets is subject to fluctuations in fair value due to market price volatility of input and output commodities (e.g. coal, electricity, natural gas). Economic hedging involves both purchases and sales of those input and output commodities related to generation assets. Operations of the generation assets are accounted for under the accrual method. Management believes excluding impacts of mark-to-market changes of the derivative contracts from adjusted earnings until settlement better matches the financial impacts of the derivative contract with the portion of economic value of the underlying hedged asset. Management believes the presentation of adjusted earnings and adjusted diluted EPS provides useful information to investors, as it provides them an additional relevant comparison of Duke Energy’s performance across periods. Management uses these non-GAAP financial measures for planning and forecasting and for reporting results to the Board of Directors, employees, shareholders, analysts and investors concerning Duke Energy’s financial performance. Adjusted diluted EPS is also used as a basis for employee incentive bonuses. The most directly comparable GAAP measures for adjusted earnings and adjusted diluted EPS are Net Income Attributable to Duke Energy Corporation and Diluted EPS Attributable to Duke Energy Corporation common shareholders, which include the dollar and per share impact of special items, mark-to-market impacts of economic hedges in the Commercial Portfolio segment and discontinued operations.
Management evaluates segment performance based on segment income. Segment income is defined as income from continuing operations net of income attributable to non-controlling interests. Segment income, includes intercompany revenues and expenses that are eliminated in the Consolidated Financial Statements. Management also uses adjusted segment income as a measure of historical and anticipated future segment performance. Adjusted segment income is a non-GAAP financial measure, as it is based upon segment income adjusted for the mark-to-market impacts of economic hedges in the Commercial Portfolio segment and special items, including the operating results of the Disposal Group classified as discontinued operations for GAAP purposes. Management believes the presentation of adjusted segment income as presented provides useful information to investors, as it provides them with an additional relevant comparison of a segment’s performance across periods. The most directly comparable GAAP measure for adjusted segment income is segment income, which represents segment income from continuing operations, including any special items and the mark-to-market impacts of economic hedges in the Commercial Portfolio segment.
Duke Energy’s adjusted earnings, adjusted diluted EPS, and adjusted segment income may not be comparable to similarly titled measures of another company because other entities may not calculate the measures in the same manner.